Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

7.	Commitments and Contingencies

We have entered into agreements with various research organizations for pre-clinical and clinical development studies, which have provisions for cancellation. Under the terms of these agreements, the vendors provide a variety of services including conducting research, recruiting and enrolling patients, monitoring studies and data analysis. Payments under these agreements typically include fees for services and reimbursement of expenses. The timing of payments due under these agreements is estimated based on current study progress.  As of December 31, 2018, we have clinical research study obligations of $3.0 million, $1.8 million of which is expected to be paid within a year.  Should the timing of the clinical trials change, the timing of the payment of these obligations would also change.

We lease facilities for our headquarters office location as well as satellite office locations. As of December 31, 2018, we have contractual lease obligations to make payments on leases of office and manufacturing space as follows:

Years Ending December 31,	Obligation
2019	$1,282
2020	638
2021	638
2022	192
Total	$2,750

Rent expense, which includes common area maintenance, for the years ended December 31, 2018 and 2017 was $1.4 million and $1.6 million, respectively.

On February 27, 2017, we entered into a Lease Agreement of office space for our corporate headquarters in San Diego, California (the “Lease”). The initial term of the Lease is 63 months and may be extended upon mutual agreement. The commencement date was originally expected to take place in November 2017 and subsequently amended to January 1, 2018. In connection with our restructuring announced in September 2017, we began negotiations with the landlord and in February 2018, announced a buy-out of our obligations with the Lease of approximately $0.6 million, included in the general and administrative expenses.

We are subject to various claims and contingencies related to legal proceedings.  Due to their nature, such legal proceedings involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions.  Management assesses the probability of loss for such contingencies and accrues a liability and/or discloses the relevant circumstances, as appropriate.  Management believes that any liability to us that may arise as a result of currently pending legal proceedings will not have a material adverse effect on our financial condition, liquidity, or results of operations as a whole.

On April 27, 2018, Lorem Vascular (“Lorem”) filed suit against the Company in the U.S. District Court for the Southern District of California alleging the Company breached an oral agreement made in 2013 to purchase 5% of Lorem’s common stock for an aggregate amount of $5.0 million, and seeking specific performance of the alleged oral agreement and damages in an amount to be determined at trial. The Company filed a motion to dismiss all of Lorem’s claims, and on July 11, 2018 the Court granted the Company’s motion to dismiss. Lorem filed an amended complaint on August 3, 2018, advancing similar causes of action and seeking similar relief. Plus filed a renewed motion to dismiss on August 27, 2018, and on October 1, 2018, Lorem voluntarily dismissed its amended complaint in its entirety.

On August 31, 2018, we filed a Demand for Arbitration with the American Arbitration Association in San Diego, California, against Bimini Technologies LLC (“Bimini”) for fraud and breach of a Sale and Exclusive License/Supply Agreement made in 2013 under which Bimini licensed rights to the Company’s Standalone Fat Transplantation, including the Puregraft Product Line and associated trademarks.  Our arbitration demand alleged that Bimini failed to make a $1.0 million milestone payment due to the Company after Bimini achieved $10.0 million in gross profits from the sale of the Company’s Puregraft product line, and Bimini deceived the Company about Bimini’s true gross profits figures.  Our arbitration demand sought that $1.0 million milestone payment, as well prejudgment interest and attorneys’ fees.  On October 29, 2018 Bimini made the $1.0 million milestone payment. The parties subsequently entered into a settlement agreement resolving the claims in the Demand for Arbitration.